Exhibit (16)(a)


                                POWER OF ATTORNEY

         The undersigned Director of Separate Account I of Washington National Insurance Company, a "separate account" under Illinois insurance law (the "Separate Account"), hereby constitutes and appoints James E. Dresmal, Barbara
A. Cremin, and Craig R. Edwards and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below relating to: (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the variable annuity contracts issued by Washington National Insurance Company and funded by the Separate Account; (ii) registration under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Separate Account; or (iii) registration under the 1933 Act of a set of transactions whereby the investment company classification of the Separate Account under the 1940 Act will be changed from a management company to a unit investment trust. Such documents shall include, but shall not be limited to, registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 28th day of November, 1995.

                                        /s/James E. Dresmal
                                        ---------------------------------------
                                        James E. Dresmal

                                POWER OF ATTORNEY

         The undersigned Director of Separate Account I of Washington National Insurance Company, a "separate account" under Illinois insurance law (the "Separate Account"), hereby constitutes and appoints James E. Dresmal, Barbara
A. Cremin, and Craig R. Edwards and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below relating to: (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the variable annuity contracts issued by Washington National Insurance Company and funded by the Separate Account; (ii) registration under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Separate Account; or (iii) registration under the 1933 Act of a set of transactions whereby the investment company classification of the Separate Account under the 1940 Act will be changed from a management company to a unit investment trust. Such documents shall include, but shall not be limited to, registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 21st day of November, 1995.

                                        /s/Harry C. Benford, III
                                        ---------------------------------------
                                        Harry C. Benford, III

                                POWER OF ATTORNEY

         The undersigned Director of Separate Account I of Washington National Insurance Company, a "separate account" under Illinois insurance law (the "Separate Account"), hereby constitutes and appoints James E. Dresmal, Barbara
A. Cremin, and Craig R. Edwards and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below relating to: (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the variable annuity contracts issued by Washington National Insurance Company and funded by the Separate Account; (ii) registration under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Separate Account; or (iii) registration under the 1933 Act of a set of transactions whereby the investment company classification of the Separate Account under the 1940 Act will be changed from a management company to a unit investment trust. Such documents shall include, but shall not be limited to, registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 22nd day of November, 1995.

                                        /s/George J. Cyrus, Jr.
                                        ---------------------------------------
                                        George J. Cyrus, Jr.

                                POWER OF ATTORNEY

         The undersigned Director of Separate Account I of Washington National Insurance Company, a "separate account" under Illinois insurance law (the "Separate Account"), hereby constitutes and appoints James E. Dresmal, Barbara
A. Cremin, and Craig R. Edwards and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below relating to: (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the variable annuity contracts issued by Washington National Insurance Company and funded by the Separate Account; (ii) registration under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Separate Account; or (iii) registration under the 1933 Act of a set of transactions whereby the investment company classification of the Separate Account under the 1940 Act will be changed from a management company to a unit investment trust. Such documents shall include, but shall not be limited to, registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 28th day of November, 1995.

                                        /s/Barbara A. Cremin
                                        ---------------------------------------
                                        Barbara A. Cremin

                                POWER OF ATTORNEY

         The undersigned Director of Separate Account I of Washington National Insurance Company, a "separate account" under Illinois insurance law (the "Separate Account"), hereby constitutes and appoints James E. Dresmal, Barbara
A. Cremin, and Craig R. Edwards and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below relating to: (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the variable annuity contracts issued by Washington National Insurance Company and funded by the Separate Account; (ii) registration under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Separate Account; or (iii) registration under the 1933 Act of a set of transactions whereby the investment company classification of the Separate Account under the 1940 Act will be changed from a management company to a unit investment trust. Such documents shall include, but shall not be limited to, registration statements on any form or forms under the 1933 Act or the 1940 Act, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 21st day of November, 1995.

                                        /s/William P. Zeh
                                        ---------------------------------------
                                        William P. Zeh